Consolidated Statements of Cash Flows - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Cash flows from operating activities
Net income (loss)	$ 1,687,572	$ (241,361)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Total depreciation and amortization expense	2,285	1,191
Accretion of debt discount and non-cash interest expense	2,065	4,899
Stock-based compensation expense	58,518	24,846
Non-cash lease expense	1,897	1,765
-1998809000	(1,998,809)	0
Loss on equity method investment	0	1,634
Non-cash license revenue	0	(1,634)
Loss on disposal of fixed assets	12	3
Changes in operating assets and liabilities:
Accounts receivable	381	(535)
Receivables from related parties	(23)	14
Prepaid expenses and other current assets	2,982	(10,285)
Other non-current assets	(3,667)	0
Accounts payable	17,903	2,109
Accrued expenses	35,883	26,071
Operating lease liability	(1,408)	(1,860)
Deferred revenue, current portion	0	(166)
Net cash used in operating activities	(194,409)	(193,309)
Cash flows from investing activities
Purchase of fixed assets	(2,597)	(4,593)
Net cash used in investing activities	(2,597)	(4,593)
Cash flows from financing activities
Proceeds from issuance of common stock and pre-funded warrants in private placement	0	200,000
Issuance costs associated with issuance of common stock and pre-funded warrants in private placement	0	(355)
Proceeds from exercise of stock options	71,678	2,316
Net cash provided by financing activities	71,678	201,961
Net increase (decrease) in cash	(125,328)	4,059
Cash and cash equivalents at beginning of period	277,924	273,865
Cash and cash equivalents at end of period	152,596	277,924
Supplemental disclosure of cash flow information
Cash paid for interest	11,506	26,717
Cash paid for income taxes	2	3
Supplemental schedule of non-cash investing and financing activities
Remeasurement of operating lease liability and right-of-use asset in connection with 2024 Lease Agreement	6,283	0
Payable for purchase of fixed assets	$ 0	$ 519